As filed with the Securities and Exchange Commission on November 24, 1998

                                   Registration No. 2-75503
-------------------------------------------------------------------------------

                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)
  Pre-Effective Amendment                                                 (  )
  Post-Effective Amendment No. 56                                         (X)

                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
        Amendment No. 56                                                (X)

--------------------------------------------------------------------------------

                                   MAXIM SERIES FUND, INC.
                      (Exact Name of Registrant as Specified in Charter)
                                     8515 E. Orchard Road
                                  Englewood, Colorado 80111

                     Registrant's Telephone Number, including Area Code:
                                        (303) 689-3000

                                        W.T. McCallum
                            President and Chief Executive Officer
                         Great-West Life & Annuity Insurance Company
                                     8515 E. Orchard Road
                                  Englewood, Colorado 80111

                           (Name and Address of Agent for Service)

                                 Copies of Communications to:
                                   James F. Jorden, Esquire
                     Jorden Burt Boros Cicchetti Berenson & Johnson, LLP 1025 Thomas Jefferson St., N.W.
                                        Suite 400 East
                                 Washington, D.C. 20007-0805

        Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

(  )    immediately upon filing pursuant to paragraph (b) of Rule 485
(  )    on ____________________ pursuant to paragraph (b) of Rule 485
(  )    60 days after filing pursuant to paragraph (a)(1) of Rule 485
(x )    on February 5, 1999 pursuant to paragraph (a)(1) of Rule 485
(  )    75 days after filing pursuant to paragraph (a)(2) of Rule 485
(  )    on ____________________ pursuant to (a)(2) of Rule 485

        If appropriate check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Securities of an open-end investment company


                                       EXPLANATORY NOTE

This Post-Effective Amendment shall not supersede or affect this Registration Statement as it applies to the Prospectuses or Statements of Additional Information for the Money Market, Bond, Stock Index, U.S. Government Securities, Small-Cap Index, International Equity, Maxim T. Rowe Price Equity/Income, Maxim INVESCO Small-Cap Growth, Maxim INVESCO ADR, Small-Cap Value, Maxim INVESCO Balanced, Corporate Bond, Short-Term Maturity Bond, Value Index, Growth Index, Small-Cap Aggressive Growth, Blue Chip, MidCap Growth, Maxim Vista Growth & Income, U.S. Government Mortgage, Investment Grade Corporate Bond, Foreign Equity, Aggressive Profile, Moderately Aggressive Profile, Moderate Profile, Moderately Conservative Profile, and Conservative Profile Portfolios.

                                   MAXIM SERIES FUND, INC.
                             REGISTRATION STATEMENT ON FORM N-1A
                                    CROSS-REFERENCE SHEET

                                            PART A

Form N-1A Item                                            Prospectus Caption

1.  Cover Page                                            Cover Page
2.  Synopsis                                              Not Applicable
3.  Condensed Financial Information                       Financial Highlights
4.  General Description of Registrant                            Introduction; MidCap
Portfolio; The Fund and Its Shares
5.  Management of the Fund                                Management of the Fund
6.  Capital Stock and other Securities                           The Fund and Its Shares
7.  Purchase of Securities Being Offered                         Introduction; Purchase and
Redemption of                                                           Shares; Valuation of
Shares
8.  Redemption or Repurchase                              Purchase and Redemption of Shares
9.  Pending Legal Proceedings                                    Not Applicable

                                            PART B

Form N-1A Item                                            Statement of Additional
Information Caption

10.  Cover Page                                                  Cover Page
11.  Table of Contents                                           Table of Contents
12.  General Information and History                             Not Applicable
13.  Investment Objectives and Policies                          MidCap Portfolio
14.  Management of the Registrant                         Management of the Fund
15.  Control Persons and Principal Holders of Securities         Purchase and Redemption of
Shares
16.  Investment Advisory and Other Services               Management of the Fund
17.  Brokerage Allocation                                        Portfolio Transactions and
Brokerage
18.  Capital Stock and Other Securities                          Not Applicable
19.  Purchase, Redemption and Price of Securities                Purchase and Redemption of
Shares
       Being Offered
20.  Tax Status                                                  Taxes
21.  Underwriters                                                Not Applicable
22.  Calculation of Yield Quotations of Performance Data         Calculation of Yields and
Total Return
23.  Financial Statements                                        Financial Statements

                                            PART C

Form N-1A Item                                            Part C Caption

24.  Financial Statements and Exhibits                           Financial Statements and
Exhibits
25.  Persons Controlled by or Under Common Control               Persons Controlled by or
Under Common                                                            Control with
Registrant
26.  Number of Holders of Securities                             Number of Holders of
Securities
27.  Indemnification                                      Indemnification
28.  Business and Other Connections of Investment Adviser        Business and Other
Connections of                                                                  Investment
Adviser
29.  Principal Underwriters                               Principal Underwriters
30.  Location of Accounts and Records                            Location of Accounts and
Records
31.  Management Services                                         Management Services
32.  Undertakings                                         Undertakings
33.  Signatures                                                  Signatures



3

                                   MAXIM SERIES FUND, INC.
                      8515 East Orchard Road, Englewood, Colorado 80111
                                   Phone No. (303) 689-3000


     Maxim Series Fund, Inc. (the "Fund"), an open-end management investment company, includes the following diversified investment portfolio: the MidCap Portfolio (the "Portfolio").

        The investment objective of the Portfolio is to provide its shareholders with long-term capital appreciation by investing primarily in equity securities of issuers that in the judgment of the Sub-Adviser, Ariel Capital Management, Inc. (the "Sub-Adviser"), are undervalued but demonstrate a strong potential for growth. In seeking its objective, the Portfolio attempts to discover relatively unknown and undervalued companies, primarily through the Sub-Adviser's intensive research. The Portfolio focuses primarily on medium-sized issuers with market capitalizations of approximately $200 million to $5 billion.

        This Prospectus sets forth concisely the information about the Portfolio that prospective investors ought to know before investing.


        Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request, without charge by calling or writing the Fund. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.


        Mutual fund shares are not deposits or obligations of, or guaranteed by, any Depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.


==============================================================================





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                THIS PROSPECTUS SHOULD BE READ
                              AND RETAINED FOR FUTURE REFERENCE.


                                  GW CAPITAL MANAGEMENT, LLC
                                      Investment Adviser


                       The date of this Prospectus is February 5, 1999

MID-CAP
PORTFOLIO
FINANCIAL
HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995 and 1994 is as follows:

MID-CAP PORTFOLIO
FINANCIAL HIGHLIGHTS



Selected data for a share of capital stock of the portfolio for the six months ended June 30, 1998 and the years ended December 31,
1997, 1996, 1995 and 1994 is as follows:



                                       Six Months
                                     Ended June 30,                    Year Ended December 31,
                                                        -------------------------------------------------------
                                          1998             1997           1996           1995          1994
                                     ----------------   ------------   -----------    -----------    ----------
                                                                                                        (A)




Net Asset Value, Beginning of Period$     1.5532       $   1.4327    $    1.3538    $    1.1003    $   1.0000

Income From Investment Operations


Net Investment Income (Loss)            (0.0056)                        (0.0083)        0.0018        0.0076
Net Short-Term Realized Gains (Loss)     0.0669          (0.0437)                       0.0299
Net Long-Term Realized and Unrealized    0.1986           0.2257         0.089          0.2594        0.1003


Gain                                 ----------------   ------------   -----------    -----------    ----------


Total Income From Investment Operations  0.2599            0.182         0.0807         0.2911        0.1079


Less Distributions


From Net Investment Income and Net
Short-Term Realized Gains                                                              (0.0317)      (0.0076)

From Net Long-Term Realized Gains       (0.0288)         (0.0615)       (0.0018)       (0.0059)
                                     ----------------   ------------   -----------    -----------    ----------

Total Distributions                     (0.0288)         (0.0615)       (0.0018)       (0.0376)      (0.0076)
                                     ----------------   ------------   -----------    -----------    ----------

Net Asset Value, End of Period     $     1.7843       $   1.5532    $    1.4327    $    1.3538    $   1.1003
                                     ----------------   ============   ===========    ===========    ==========

Total Return                             16.93%+          12.95%         5.96%          26.50%        10.86%

Net Assets, End of Period          $     272,920,384  $ 233,939,911  $ 214,710,803 $  148,264,194 $  81,088,654

Average Commission Rate Paid
per Share Bought or Sold           $     0.0375       $   0.0413     $   0.0461

Ratio of Expenses to Average Net Assets# 1.04%*            1.06%         1.07%          1.10%          1.07%

Ratio of Net Investment Income
to Average Net Assets                   (0.69)%*          (0.51)%       (0.66)%         0.13%          1.26%

Portfolio Turnover Rate                  19.73%           139.74%        80.31%        167.21%        166.12%

(A) The portfolio commenced operations January 3, 1994. +Performance is for the period beginning on January 1, 1998, and ending on June 30, 1998, is not annualized and, for the full-year, may not be at the same rate. *Annualized

#Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                  INTRODUCTION

        Maxim Series Fund, Inc. (the "Fund") is an open-end management investment company (a mutual fund) that sells its shares to the Maxim Series Account, FutureFunds Series Account, FutureFunds II Series Account, Retirement Plan Series Account and Pinnacle Series Account of Great-West Life & Annuity Insurance Company ("GWL&A") and to the TNE Series (k) Account (collectively, "Series Accounts") of Metropolitan Life Insurance Company ("MetLife"). The shares in the Series Accounts are currently used to fund benefits under certain individual and group variable annuity contracts and variable life insurance policies (the "Variable Contracts") issued by GWL&A and MetLife. For information concerning your rights under a variable contract, see the applicable Series Account prospectus. Shares of the Fund are, and may in the future may be, used to fund benefits under other contracts issued by GWL&A or its affiliates, MetLife or its affiliates, and other insurance companies. GW Capital Management, LLC ("GW Capital") is the Investment Adviser for the Fund and the Portfolio. GW Capital also serves as administrator of the Fund. The Sub-Adviser of the Portfolio is Ariel Capital Management, Inc., 307 North Michigan Avenue, Chicago, Illinois 60601.

                                MIDCAP PORTFOLIO

        The investment objective of the Portfolio is to provide its shareholders with long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity securities of issuers that in the judgment of the Sub-Adviser are undervalued but demonstrate a strong potential for growth. In seeking its objective, the Portfolio attempts to discover relatively unknown and undervalued companies, principally through the Sub-Adviser's own intensive research. The Portfolio focuses primarily on companies with market capitalizations of approximately $200 million to $5 billion emphasizing medium sized companies.

        The Portfolio will take reasonable risks in seeking to achieve its investment objective. There is no assurance that the Portfolio will achieve its objective.

        The Sub-Adviser seeks issuers that provide quality products or services and have not attracted significant attention from securities analysts, institutional investors and the media. In order to take advantage of the anticipated growth of its investments, the Portfolio expects to hold investments for a relatively long period. Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions. The Portfolio avoids issuers in cyclical, commodity-based, start-up and recently deregulated industries.

         The Sub-Adviser seeks issuers with conservative management and accounting and financial practices which have demonstrated long-term performance through various economic cycles. Such an issuer's balance sheet should show a favorable cash position, limited debt and a reasonable amount of working capital. The Sub-Adviser looks for equity securities trading at below average price-to-earnings ratios and at a discount to their private market value - what a rational buyer would pay for an entire business were that business to be sold. The Portfolio is primarily interested in issuers which have demonstrated high earnings-per-share growth potential and the ability to achieve a high annual return on equity.

        The Portfolio currently observes the following operating policies, which may be changed without shareholder approval: (1) the Sub-Adviser actively seeks companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with poor environmental records; and (2) the Portfolio will not make investments in issuers whose primary source of revenue derives from the production of tobacco products; (3) the Portfolio will not invest in issuers primarily engaged in the manufacture of weapons systems, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy. It is believed that there are long-term benefits inherent in an investment philosophy that demonstrates concern for the environment, human rights, economic priorities and international relations.

        The  Sub-Adviser  has engaged the  services  of  Franklin  Research  and
Development Corporation of Boston ("Franklin") to provide environmental screening for all issuers selected for the Portfolio. Franklin provides information and opinions on the companies' environmental histories. However, Franklin does not make recommendations or provide investment advice concerning the purchase or sale of securities for the Portfolio.

        Although any investment in securities carries risk, the conservative approach of the Portfolio is designed to maximize growth in relation to the risks assumed. Since the securities in which the Portfolio seeks to invest may be less actively traded than the securities of larger issuers, those securities may not always participate in market rallies to the same extent as more widely known securities. Conversely, these securities may be expected to be somewhat less vulnerable during market downturns. There is also somewhat less readily available information concerning these securities. The issuers of these securities tend to have a relatively higher percentage of insider ownership.

        Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, the Portfolio will normally invest at least 80% of the value of its net assets in equity securities. Such securities will include common stocks, convertible debt securities and preferred stocks. The Portfolio may invest up to 20% of the value of its assets in bonds, other debt obligations or fixed-income obligations, such as money market instruments, for liquidity purposes or pending the investment of the proceeds from the sale of portfolio securities. The Portfolio may also invest in fixed-income obligations, including money market instruments, as part of a temporary defensive posture, in which case there is no limitation on the percentage of its assets that may be invested in fixed-income obligations.

                                    OTHER INVESTMENT PRACTICES

        The Portfolio may also engage in the following investment practices, when consistent with its overall objective and policies. Please see the Statement of Additional Information for a complete discussion of these investment practices and the risks associated therewith.

        The Portfolio may invest in debt obligations. Debt obligations in which the Portfolio may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Sub-Adviser's evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investor Services, Inc. (Aaa, Aa, A, Baa), or by Standard & Poor's Corporation (AAA, AA, A, or BBB), or, if not rated, are of comparable quality as determined by the sub-adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed by as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of comparable quality as determined by the sub-adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks.

        In the event any debt obligation held by the Portfolio is downgraded below the lowest permissible grade, the Portfolio is not required to sell the security, but the sub-adviser will consider the downgrade in determining whether to hold the security. In any event, the Portfolio will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of the Portfolio's net assets would be invested in such debt obligations (including, for purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

        The Portfolio may not borrow amounts in excess of 10% of the Portfolio's total assets taken at market value at the time of the borrowing and then only from banks as a temporary measure for extraordinary or emergency purposes.

        The Portfolio will not purchase illiquid securities if such a purchase would cause more than 15% of the Portfolio's total assets to be invested in such securities. "Illiquid Securities" are securities that may not be sold in the ordinary course of business within seven days at approximately the price used in determining the net asset value of the Portfolio. This restriction applies to securities for which a ready market does not exist, such as restricted securities, but does not necessarily encompass all restricted securities.

         The Portfolio may invest in repurchase agreements. A repurchase agreement is an arrangement under which the Portfolio buys securities and the seller (a bank or securities dealer that the Sub-Adviser believes to be financially sound) simultaneously agrees to repurchase the securities within a specified time at a higher price that includes an amount representing interest on the purchase price. In the event of a default by a seller of a repurchase agreement, the Portfolio could experience delays in liquidating the underlying securities and potential losses. The Portfolio will normally invest in repurchase agreements maturing in less than seven days. Repurchase agreements maturing in more than seven days are deemed to be illiquid and thus subject to the Portfolio's limitations on investments in illiquid securities described above.

        The Portfolio will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets at the time of purchase.

     The Portfolio will not concentrate 25% or more of its total assets in any one industry. U.S. Government Securities are not subject to this limitation.

        The investment restrictions set forth in the Statement of Additional Information as fundamental policies and the Portfolio's investment objective may not be changed without a shareholder vote. All other investment policies of the Portfolio are not fundamental and may be changed by the Board of Directors. Any percentage restrictions apply at the time of investment without regard to later increases or decreases in the values of securities or total or net assets.


                             MANAGEMENT OF THE FUND


        Overall responsibility for management and supervision of the Fund rests with the Fund's Directors. The Fund currently has five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the Investment Company Act of 1940. The Board of Directors of the Fund meets regularly four times each year and at other times as necessary. By virtue of the functions performed by GW Capital as Investment Adviser to the Fund, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of GWL&A and receive compensation from it. The Statement of Additional Information contains the names of, and general background information regarding, each Director and executive officer of the Fund.

Investment Adviser of the Fund

        GW Capital, located at 8515 East Orchard Road, Englewood, Colorado 80111, serves as the Fund's investment adviser. GW Capital is a wholly owned subsidiary of GWL&A which in turn is a wholly owned subsidiary of The Great-West Life Assurance Company. The Great-West Life Assurance Company is a subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada. GW Capital presently acts as the investment adviser for Great-West Variable Annuity Account A, a separate account of GWL&A registered as a management investment company, Orchard Series Fund, a publicly-available registered mutual fund, and certain nonregistered, qualified corporate pension plan separate accounts of GWL&A. GW Capital is a registered investment adviser with the Securities and Exchange Commission.

        Subject to the supervision and direction of the Fund's Board of Directors, GW Capital is responsible for managing the Portfolio in accordance with its stated investment objective and policies. With respect to the Portfolio, GW Capital is responsible for all expenses, except extraordinary expenses. In addition to its investment advisory services, GW Capital is responsible for providing accounting and administrative services for the Portfolio. GW Capital pays all compensation of, and furnishes office space for, officers and employees of GW Capital connected with investment management of the Portfolio, as well as the fees of all directors of the Fund who are affiliated persons of GW Capital or any of its subsidiaries. All other expenses incurred in the operation of the Portfolio, including general administrative expenses, are borne by the Portfolio.

        Accounting services are provided for the Portfolio by GW Capital and the Portfolio reimburses GW Capital for its costs in connection with such services. GW Capital receives monthly compensation at the annual rate of 0.95% for the services it provides with respect to the Portfolio. GW Capital has agreed to pay any expenses of the Fund which exceed an annual rate of 1.10% of the average daily net assets of the Portfolio.

        The services provided to the Fund by GW Capital depend on the smooth functioning of its computer system. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The investment adviser has been actively working on necessary changes to its computer systems to deal with the year 2000 and expects that its systems will be adapted in time for that event. However, there can be no guarantee that there will not be any adverse impact on the Fund or the Portfolio.

Sub-Adviser of the Portfolio

        GW Capital contractually delegated responsibility for daily managing the investment and reinvestment of assets of the Portfolio to the Sub-Adviser, subject generally to review and supervision of GW Capital and the Board of Directors of the Fund. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

        The Sub-Adviser is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is an Illinois corporation with its principal business address at 307 North Michigan Avenue, Chicago, Illinois 60601. The day-to-day manager for the Portfolio is Eric T. McKissack. Mr. McKissack joined the Sub-Adviser in 1986 and serves as Vice Chairman and Co-Chief Investment Officer. Prior to 1995, he served as the Sub-Adviser's Senior Vice President, Director of Research.

        GW Capital is responsible for compensating the Sub-Adviser, which receives monthly compensation from GW Capital at the annual rate of 0.50% on the first $25 million of assets, 0.40% on the next $75 million of assets and 0.30% on all amounts over $100 million of the Portfolio.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        Dividends from the investment income, if any, of the Portfolio will be declared and reinvested semi-annually. Distributions of net realized capital gains, if any, are declared in the fiscal year in which they have been earned and are reinvested in additional shares of the Fund at net asset value.

        The Fund has qualified, and intends to continue to qualify, as a registered investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each portfolio of the Fund will be treated as a separate corporation for federal income tax purposes. The Fund intends to distribute all of its net income so as to avoid any Fund-level tax. Therefore, dividends derived from interest and distributions of any realized capital gains will be taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Series Accounts of GWL&A and MetLife. The Fund also intends to distribute sufficient income to avoid the imposition of the Code Section 4982 excise tax.

        For a discussion of the taxation of GWL&A or MetLife and the Series Accounts, see "Federal Tax Considerations" included in the applicable Series Account prospectus.


                        PURCHASE AND REDEMPTION OF SHARES


        Shares of the Portfolio are sold and redeemed at their net asset value next determined after initial receipt of purchase order or notice of redemption without the imposition of any sales commission or redemption charge. However, certain deferred sales and other charges may apply to the variable contracts. Such charges are described in the applicable Series Account prospectus.


                               VALUATION OF SHARES


        The Portfolio's net asset value per share is determined as of 4:00 p.m., EST/EDT once daily Monday through Friday, except on holidays on which the New York Stock Exchange is closed.

        Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding. Portfolio securities that are listed on an established securities exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asking price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service that may be retained by the Fund.


        Market quotations of foreign securities in foreign currency are translated to U.S. dollars at the prevailing rate of exchange. Securities for which market quotations are not readily available, and other assets, are valued at fair value as determined in good faith by the Board of Directors. Such a determination may take into account, for example, quotations by dealers or issuers for securities of similar type, quality, and maturity, or valuations furnished by a pricing service retained by the Fund.

        Money market securities held by the Fund with 60 days or less remaining to maturity are valued on an amortized cost basis, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

                             THE FUND AND ITS SHARES


        The Fund was incorporated under the laws of the State of Maryland on December 7, 1981 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Fund commenced operations on February 25, 1982.

        The Fund offers a separate class of common stock for each portfolio. All shares will have equal voting rights, except that only shares of a respective portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that portfolio and, upon liquidation or dissolution, to participate equally in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any Directors.

        The Series Accounts, as part of GWL&A and MetLife, and The Great-West Life Assurance Company, which provided the Fund's initial capitalization, will be holders of the shares and be entitled to exercise the rights directly as described in the applicable Series Account prospectus.


        The Fund offers its shares to the Series Accounts. For various reasons, it may become disadvantageous for one or more of the Series Accounts to continue to invest in Fund shares. In such event, one or more Series Accounts may redeem its Fund shares. For further information, see the Statement of Additional Information.

                         PERFORMANCE RELATED INFORMATION


        The  Fund  may  advertise  certain  performance   related   information.
Performance information about the Fund is based on the Fund's past performance only and is no indication of future performance.

        The Fund may include total return in advertisements or other sales materials regarding Portfolio. When the Fund advertises the total return of the Portfolio, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Fund has not yet been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). The performance of the Portfolio will be affected by charges and fees at the separate account level.

        The Portfolio may also advertise its yield in addition to total return. This yield will be computed by dividing the net investment income per share earned during a recent one-month period by the net asset value of a Portfolio share (reduced by any dividend expected to be paid shortly out of Portfolio income) on the last day of the period. For information on the method used to calculate the yield and total return, see the Statement of Additional Information.

        Average Annual Total Return (For the Period Ended September 30, 1998)**

        One Year                    Since Inception+

        2.82%                       12.40%

**The total return calculation assumes the full redemption of the Portfolio at the end of the period for which the calculation was made. These returns also reflect annual returns over the period indicated. For information on the method used to calculate the returns shown below, please see the Statement of Additional Information. The performance shown reflects only past performance, it is not intended to be an indication, prediction or guarantee of future performance. Total return information, however, may be of limited use for comparative purposes because it does not reflect charges imposed at the Series Account level, which, if included, would decrease the total return.

+The Portfolio was established effective January 3, 1994. On February 5, 1999, the Portfolio changed its investment objective and sub-adviser.


                               GENERAL INFORMATION

Reports to Shareholders


        The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to its shareholders, at least semi-annually, reports showing the performance of the Portfolio and other information. An annual report, containing financial statements, audited by independent certified public accountants, will be sent to shareholders each year.

Custodian of the Fund

        Bank of New York, New York City ("BONY"), acts as custodian of the Fund's assets. BONY has custody of the Fund's assets held within and outside the United States. BONY holds the Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of the Fund.

Independent Auditors for the Fund

        Deloitte & Touche LLP has been selected as the  independent  auditors of
the  Fund.  The  selection  of   independent   auditors  is  subject  to  annual
ratification by the Fund's shareholders.

Legal Counsel for the Fund


        Jorden Burt Boros Cicchetti Berenson & Johnson LLP is counsel for the Fund.

Additional Information

        The telephone number or the address of the Fund appearing on the front page of this prospectus should be used for requests for additional information.

                   ------------------------------------------

                             MAXIM SERIES FUND, INC.
                                MidCap Portfolio
                            -------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional  Information is not a prospectus but  supplements and should be read in conjunction with the Prospectus for the Fund. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 8515
     E. Orchard Road, Englewood, Colorado 80111 or by calling the Fund at (303) 689-3000.
15






                              -----------------------------------------------

                           GW CAPITAL MANAGEMENT, LLC
                               Investment Adviser
                              -----------------------------------------------


               The date of the Prospectus to which this Statement
                of Additional Information relates and the date of
                   this Statement of Additional Information is
                                February 5, 1999

                                TABLE OF CONTENTS


  Page

                        Sale of Shares.........................................................................1

                      The Fund Portfolios..................................................................1

             Description of Investment Securities......................................1
               Information About Securities Ratings....................................7
                        Investment Limitations.....................................................9
                Lending of Portfolio Securities...........................................11

                      Management of the Fund..........................................................12

                                The Fund....................................................................12

                                 Compensation.....................................................13
                          The Investment Adviser..........................................13
                               Advisory Fee.......................................................14
                                 Sub-Adviser........................................................14

             Purchase and Redemption of Shares..............................................14

                      Calculation of Yield................................................................14

               Calculation of Total Return........................................................14


                                 SALE OF SHARES

Shares of Maxim Series Fund, Inc. (the "Fund") are sold to FutureFunds Series Account, FutureFunds II Series Account, Qualified Series Account, Retirement Plan Series Account and Maxim Series Account, which are separate accounts established by Great-West Life & Annuity Insurance Company ("GWL&A") to receive and invest premiums paid under variable annuity contracts issued by GWL&A. Shares of the Fund are also sold to TNE Series (k) Account of Metropolitan Life Insurance Company ("MetLife") to fund benefits under variable annuity contracts. Shares of the Fund are also sold to Pinnacle Series Account, a separate account established by GWL&A to fund variable life insurance policies. Shares of the Fund are, and in the future may be, sold to other separate accounts of GWL&A, its affiliates or other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although no such disadvantages are currently foreseen either to variable life insurance policyowners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policyowners and contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, (3) changes in the investment management of any portfolio of the Fund, or (4) differences in voting instructions between those given by policyowners and those given by contract owners.


                               THE FUND PORTFOLIOS


The discussion that follows provides supplemental information to the discussion captioned "MidCap Portfolio" in the Prospectus.

The Fund commenced operations as a management investment company in 1982. The MidCap Portfolio (the "Portfolio") was added effective January 3, 1994.


Description of Investment Securities

1. Asset-Backed Securities. Asset-backed securities may be classified as pass-through certificates of collateralized obligations. They depend primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.


        Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in any underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.


        Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purposes of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing the debt instrument are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the security and any credit support provided. As a result, although payments on such securities are obligations of the issuers, in the event of a default on the underlying assets not covered by credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


2. Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Portfolio generally will not invest in acceptances with maturities exceeding 7 days where to do so would tend to create liquidity problems.


3.      Certificate  of  Deposit.  A  certificate  of  deposit  generally  is  a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.


4. Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation ("CMO") is a bond which uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMO's.


5. Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

6. Covered Options. There are two types of covered options. A covered call option gives the purchaser the right to buy the underlying securities from the seller at a stated exercise price. In writing a covered call option, the seller must own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A covered put option gives the purchaser the right to sell the underlying securities at a stated price. In the case of a covered put option, the seller will hold cash and/or high-grade short-term debt obligations or liquid equity securities equal to the price to be paid if the option is exercised. The seller will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. Combinations of covered puts and calls may be written on the same underlying security.


        Put options may be purchased to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option because the holder of the option is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the seller will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.


        Premiums are received from writing a put or call option, which increases the return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the seller limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the seller assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.


        Call options may be purchased to hedge against an increase in the price of securities that the purchaser wants ultimately to buy. Such hedge protection is provided during the life of the call option since the holder of the call option is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transactions costs.


        Special risks are presented by internationally-traded options. Because of time differences, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.


7. Dealer (Over-the-Counter) Options. A dealer option is an option which is not traded on an exchange and may be exercised through the dealer from whom it had purchased the option. If the Portfolio were to purchase a dealer option, failure by the dealer to perform on the option would result in the loss of the premium paid as well as loss of the expected benefit of the transaction.

        Dealer options do not have a continuous liquid market as do exchange-traded options. Consequently, the value of a dealer option may be realized only be exercising it or reselling it to the dealer who issued it. Dealer options will only be entered into with dealers who will agree to and which are expected to be capable of entering into closing transactions. A dealer option may be liquidated at a favorable price at any time prior to expiration. In the event of an insolvency of the contra party, a dealer option may not be liquidated.

        The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The cover used for written over-the-counter options may be treated as liquid if the dealer agrees that the over-the-counter options which the dealer has written may be repurchased for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, dealer options will be treated as subject to the limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.


8. Eurodollar Certificate of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

9. Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.


10. Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. When used with foreign currency exchange transactions, a forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the seller, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. Forward contracts can be used to protect the value of a seller's investment securities by establishing a rate of exchange that the seller can achieve at some future point in time; they do not simulate fluctuations in the underlying prices of the securities. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gains that might result should the value of such currency increase. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the need of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


11. Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.


12. Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made. When purchasing an index futures contract or selling index futures, (1) a segregated account consisting of cash, U.S. Government securities, or other liquid high-grade debt securities or liquid equity securities must be maintained with the custodian bank (and marked to market daily) which, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract; or (2) the Portfolio must "cover" its position.

13. Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect the Portfolio against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Portfolio's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of the Portfolio's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of the Portfolio's holdings, or to facilitate the sale of such securities.


        Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.


        The successful utilization of interest rate transactions depends on the Portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the Portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into such transactions. For example, if the Portfolio purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.

        The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the staff of the Securities and Exchange Commission to be illiquid securities and, therefore, the Portfolio may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio manager believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

14. Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the purchaser, reflecting an agreed upon market rate of interest for the period from the time of purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A purchaser will only enter repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While investment in repurchase agreements may be made for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff or the Securities and Exchange Commission has taken the position that repurchase agreements of greater than 7 days should be limited to an amount not in excess of 15% (together with other illiquid investments) of a purchaser's total assets.


        Although repurchase transactions usually do not impose market risks on the purchaser, the purchaser would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the purchaser may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the purchaser could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the purchaser upon liquidation of the securities may be limited.

15. Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

16. Stripped Treasury Securities. Zero-Coupon Treasury Securities come in two forms: U.S. Treasury bills issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from Treasury bonds and notes and resold them in custodial receipt programs with a number of different names. The underlying Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities, in trust on behalf of the owners thereof.

        Publicly filed documents state that counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities purposes,
        purchasers  of  such   certificates  most  likely  will  be  deemed  the
        beneficial holders of the underlying U.S. Government securities. In addition, such documents state that the terms of custody for the custodial receipt programs generally provide that the underlying debt obligations will be held separate from the general assets of the custodian and will not be subject to any right, charge, security interest, lien, or claim of any kind in favor of the custodian or any person claiming through the custodian, and the custodian will be responsible for applying all payments received on these underlying debt obligations, if any, to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance in customary amounts to protect the holders of the receipts or certificates against losses resulting from the custody arrangement. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of owners of the underlying debt obligations, including the right, in the event of default, to proceed directly and individually against the U.S. Government without acting in concert with other holders of such receipts or the custodian.


        When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold off separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in bundled form. Purchasers of Stripped Treasury Securities acquire, in effect, discount obligations that are economically identical to the "zero coupon bonds" that have been issued by corporations.

        The U.S. Treasury has facilitated transfers of ownership of Stripped Treasury Securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as Separate Trading of Registered Interest and Principal of Securities or "STRIPS". The plan eliminates the need for the trust or custody arrangements.


17. Swap Deposit. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. dollars without incurring risks of foreign exchange.

18. Time Deposit. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.


19. Variable Amount Master Demand Note. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demands notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.


20. Warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


21. When-issued Securities. When the purchase of securities on a "when-issued" or on a "forward delivery" basis is permitted, it is expected that, under normal circumstances, delivery of such securities will be taken. When a commitment to purchase a security on a "when-issued" or on a "forward delivery" basis is made, procedures are established for such purchase consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or other liquid assets sufficient to cover any commitments or to limit any potential risk are expected to be held. However, although it is not intended that such purchases would be made for speculative purposes and adherence to the provisions of the Securities and Exchange Commission policies is expected, purchase of securities on such basis may involve more risk than other types of purchases. For example, the sales of assets which have been set aside in order to meet redemptions may be required. Also, if it is determined that it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the then available cash flow or the sale of securities would be required to meet the resulting obligations, or, although it would not normally be expected, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the payment obligation).

Information About Securities Ratings

Corporate Bonds-Moody's investors Service, Inc.

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


        Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of positions characterizes bonds in this class.


        B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca  -  Bonds  which  are  rated  Ca  represent   obligations  which  are
        speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Corporate Bonds - Standard & Poor's Corporation

        AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

        A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for bonds rated BBB than for bonds in the A category.


        BB, B, CCC, and CC - Standard & Poor's describes the BB, B, CCC and CC rated issues together with issues rated CCC and CC. Debt in these categories is regarded on balance as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


        C - The rating C is reserved for income bonds on which no interest is being paid.

        D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper - Moody's Investors Service, Inc.

        "Prime-1" - Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

        "Prime-2" - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

        "Prime-3" - Issuers in the Commercial Paper market rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Commercial Paper - Standard & Poor's Corporation

        "A" - Issuers assigned this highest rating are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

        "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

        "A-2" - Capacity for timely payment for issuers with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

        "A-3" - Issuers carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.


Investment Limitations


The Fund has adopted limitations regarding the investment activity of the Portfolio which are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. A complete statement of all such limitations are set forth below.

The Portfolio will not:

1. (a) Invest more than 15% of its total assets (taken at market value at the time of each investment) in obligations (excluding repurchase agreements) of any one bank, or, with respect to 75% of its assets, invest more than 5% of such assets in the securities (other than United States Government or government agency securities) of any one issuer other than a bank (but including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies, bank money instruments or bank repurchase agreements. Under the diversification requirements of the Investment Company Act of 1940 applicable to diversified investment companies, such as the Portfolio, the Portfolio may not invest more than 5% of the value of its total assets in the securities of any one issuer (except that this statutory restriction does not apply with respect to 25% of the value of an investment company's total assets). Under the Fund's current interpretation of the statutory diversification tests, bank obligations of the type in which the Portfolio invests are not subject to this 5% limitation and thus the Portfolio's only limitation in this regard is the 15% limitation set forth above. The staff of the Securities and Exchange Commission, however, has taken the position that certain bank obligations are subject to the statutory 5% limitation, and further action by the Commission may make it necessary that the Portfolio revise its investments in bank obligations so as not to exceed the 5% limitation in order for the Portfolio to maintain its status as a diversified company.

2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S.
    Government, or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

3. Alone or together with any other investor make investments for the purpose of exercising control over, or management of any issuer.

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

5. Purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Portfolio may invest in futures contracts based on financial indices, foreign currency transactions and options on permissible futures contracts.

6.  Purchase   securities  for  the  Portfolio  which  cannot  be  sold  without registration or the filing of a notification under federal or state securities laws if, as a result, such investments would exceed 10% of the value of the Portfolio's net assets.

7. Purchase any securities on margin (except that the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Portfolio may make margin payments in connection with transactions in currency futures contracts) or make short sales of securities or maintain a short position.

8.  Make loans,  except as provided in limitation  (9) below and except  through
    the  purchase  of  obligations  in  private   placements  (the  purchase  of
    publicly-traded obligations are not considered the making of a loan).

9. Lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the guidelines set forth under "Lending of Portfolio Securities", in this Statement of Additional Information.

10. Underwrite securities of other issuers except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

11. Borrow amounts in excess of 10% of the Portfolio's total assets taken at market value at the time of the borrowing and then only from banks a temporary measure for extraordinary or emergency purposes. In the event the Portfolio borrows in excess of 5% of its total assets at the time of such borrowing it will have an assets coverage of at least 300%. As a matter of policy, all borrowings will be repaid before any investments are made.

12. Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may buy and sell put and call options (and any combination thereof) on securities (including index options), on index futures contracts, on securities indices, and on foreign currencies (to the extent the Portfolio may invest in foreign currencies) and may buy and sell put and call warrants, the values of which are based upon securities indices.

13. Sell securities short or purchase securities on margin.

14. Mortgage, pledge, hypothecate, or in any manner, transfer as security for indebtedness any securities owned or held by the Portfolio, except as may be necessary in connection with borrowing as discussed in limitation (11), above. Such mortgaging, pledging or hypothecating may not exceed 10% of the Portfolio's total assets, taken at market value at the time thereof. The Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities will exceed 10% of the value of the Fund's shares. This restriction does not apply to segregated accounts.

Lending of Portfolio Securities


Subject to the Investment Limitations described above, the Portfolio from time-to-time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which, at all time while the loan is outstanding, will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Portfolio. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

                             MANAGEMENT OF THE FUND

The Fund


The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:


Name, Relationship with                                          Principal Occupation
the Fund, and Address                          Past Five Years

Rex Jennings                                   President Emeritus, Denver Metro
Director2                                      Chamber of Commerce (since 1987)

Richard P. Koeppe, Ph.D.                              Retired Superintendent, Denver
Director3                                      Public Schools (1988-1990)

Douglas L. Wooden                              Great-West Life & Annuity Insurance
Director1 5                                    Company, Executive Vice President, Financial
                                                 Services, (since 1998); Senior   Vice President, Financial Services (1996-
                                                 1998); Senior Vice President, Chief Financial Officer (1991-1996)

James D. Motz                                  Great-West Life & Annuity Insurance
Director1 5                                    Company, Executive Vice President,  Employee
                                                 Benefits (since 1997), Senior    Vice President, Employee Benefits (1991-
                                                 1997); Vice President, Group (1983-1990)

Sanford Zisman                                 Attorney, Zisman & Ingraham, P.C.
Director4

David G. McLeod                                Great-West Life & Annuity Insurance Treasurer, Principal Financial
                                                  and Accounting Officer1 5
                                                 Company, Vice President, Investment Administration (since 1998); Assistant Vice
                                                 President, Investment Administration (1994-1998); Manager, Securities and
                                                 Equities Administration (1992-1994)

Beverly A. Byrne                                      Great-West Life & Annuity Insurance Secretary
                                                      Company, Assistant Vice President and   Associate Counsel (since 1997);
                                                       Assistant Counsel (1993-1997); Attorney (1988-1993)


-----------------------------


1 Interested person as defined in the Investment Company Act of 1940 and affiliated person of Investment Adviser.

2       6508 Hollytree Circle, Tyler, Texas 75703


3       8679 East Kenyon Avenue, Denver, Colorado 80237

4       3773 Cherry Creek North Drive, Suite 250, Denver, Colorado 80209

5 Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Englewood, Colorado 80111.

Compensation


The Fund pays no salaries or compensation to any of its officers or Directors affiliated with GW Capital Management, LLC (the "Investment Adviser") or its affiliates. The chart below sets forth the annual fees paid to non-interested Directors in 1997.

                                    R.P. Koeppe           R. Jennings           S. Zisman

Compensation received from the Fund $9,000                $8,500                $9,000


Pension or retirement benefits

accrued as a Fund expense           $0                    $0                    $0


Total compensation received from

the Fund and all affiliated funds           $17,500              $17,000               $17,500

-----------------

** As of October 31, 1998, there were forty-one funds for which the Directors serve as Directors or Trustees of which thirty-four are portfolios of the Fund. The total compensation paid is comprised of the amount paid during 1998 by the Fund and all affiliated investment companies.


The Investment Adviser


The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser of the Fund" in the Prospectus.

The Investment Adviser serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 1982 with the Fund. The Investment Adviser is a wholly owned subsidiary of GWL&A which in turn is a wholly owned subsidiary of Great-West. Great-West is a 99.4% owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4% subsidiary of Power Financial Corporation, Montreal, Quebec. A majority of the common stock of Power Financial Corporation is owned by 171263 Canada Inc. 171263 Canada Inc. is a wholly owned subsidiary of Power Corporation of Canada, which, in turn, is controlled by a Canadian investor, Paul Desmarais, and his associates.

The Investment Advisory Agreement, as amended, was considered by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940), on April 14, 1998. The agreement will remain in effect until April 14, 1999, and will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each portfolio, and (b) by a majority of the Directors who are not interested parties to such contract or interested persons of any such party. The agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.

While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Fund. Such managers consider analysis from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the agreement.

Advisory Fee


The method of computing the investment advisory fee is fully described in the Prospectus.


The Sub-Adviser

Ariel Capital Management, Inc. (the "Sub-Adviser") serves as the sub-adviser to the Portfolio pursuant to a Sub-Advisory Agreement dated February 5, 1999. The Sub-Adviser is a privately held minority-owned money manager.

The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular securities. The Sub-Adviser bears all expenses in connection with the performance of its services, such as


Portfolio.

   PURCHASE AND REDEMPTION OF SHARES


As of October 31, 1998, all of the outstanding shares of the Portfolio were held of record by FutureFunds Series Account, FutureFunds Series Account II, and Maxim Series Account.

       CALCULATION OF YIELD

As summarized in the Prospectus heading "Performance Related Information," yields of this Portfolio will be computed by annualizing a recent month's net investment income, divided by a Portfolio share's net asset value on the last trading day of that month multiplied by the average number of outstanding shares for the period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yields of this Portfolio will vary from time to time depending upon market conditions and the composition of the Portfolio. Yield should also be considered relative to changes in the value of the shares of the Portfolio and to the relative risks associated with the investment objectives and policies of the Portfolio.


Formula:       YIELD =  2[(a-b)+ 1)6 - 1]
                        ------------------
                             cd


Where a = dividends and interest earned

during the period.

b = expenses accrued for the period (net of reimbursements).


c = the average daily number of accumulation units outstanding during the period.

d = the maximum offering price per accumulation unit on the last day of the period.



   CALCULATION OF TOTAL RETURN

As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in the Portfolio over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Portfolio immediately rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Portfolio all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant period if a portfolio has not been in existence for at least ten years.




FORMULA:              P(1+T) to the power of N = ERV


WHERE: T = Average annual total return

N = The number of years including portions of years where applicable for which the performance is being measured


ERV = Ending redeemable value of a hypothetical $1.00 payment made at the inception of the Portfolio

P = Opening redeemable value of a hypothetical $1.00 payment made at the inception of the Portfolio




     The above formula can be restated to solve for T as follows:


                      T = [(ERV/P)1/N] - 1


At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

              PART C

        OTHER INFORMATION


Item 24.       Financial
Statements and Exhibits.

        (a)    Financial
Statements.

               The Financial Statements of the MidCap Portfolio are incorporated by reference to Registrant's N-30D filed via EDGAR on February 27, 1998.

(b) Exhibits.  Items (b)(1)-(4),  (b)(6), (b)(7), (b)(9),  (b)(10),  (b)(12) and
(b)(13) are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement dated March 10, 1982.

Item (b)(5) is incorporated by reference to Registrant's Post-Effective Amendment No. 49 dated February 14, 1997. The form of the sub-advisory agreement with Ariel Capital Management, Inc., dated February 5, 1999, is included herein.

Item  (b)(8)  is  incorporated  by  reference  to  Registrant's   Post-Effective
Amendment No. 24 dated March 1, 1993. Computation of Performance Quotations is included in Part B.

(11) Written Consents

(a) Written consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP is included herein. (b) Written consent of Deloitte & Touche LLP is included herein.

Item 25. Persons Controlled By or Under Common Control with Registrant.

The organizational chart showing persons controlled by or under common control with Registrant follows this page.

Item 26. Number of Holders and Securities.


               (1)
                                        (2)
        Title of Class
                                        Number of Record Holders

                                        as of October 31, 1998

        Common Stock ($.10 par
                         value)           - 3 -


Item 27.       Indemnification.

Item 4, Part II, of Registrant's Pre-Effective Amendment No. 1 to its Registration Statement is herein incorporated by reference.

       ORGANIZATIONAL CHART

Power Corporation of Canada
       100% - Marquette Communications Corporation
               100% - 171263 Canada Inc.
                      68.1% -Power Financial Corporation
                             77%- Great-West Lifeco Inc.
                                   99.5% - The Great-West Life Assurance Company
                                            100% - GWL&A Financial Inc.
                                            100% - Great-West Life & Annuity Insurance Company
                                                   100% - First Great-West Life & Annuity
                                                   Insurance
                                                   Company
                                                   100% - GW Capital Management, LLC
                                                            100% - Orchard Capital Management, LLC
                                                   100% -  Financial Administrative Services Corporation
                                                   100% - One Corporation

                                                       100% - One Health Plan of
                                                                 Arizona, Inc.
                                                       100% - One Health Plan of Illinois,
                                                                  Inc.

                                                       100% - One Health Plan of Texas,Inc.

                                                       100% - One Health Plan ofCalifornia, Inc.

                                                       100% - One Health Plan ofColorado, Inc.

                                                       100% - One Health Plan ofGeorgia, Inc.

                                                       100% - One Health Plan of NewJersey, Inc.

                                                       100% - One Health Plan of NorthCarolina, Inc.

                                                       100% - One Health Plan ofWashington, Inc.

                                                       100% - One Health Plan of Ohio,Inc.

                                                       100% - One Health Plan ofTennessee, Inc.

                                                       100% - One Health Plan of Oregon,Inc.

                                                       100% - One Health Plan ofFlorida, Inc.

                                                       100% - One Health Plan ofIndiana, Inc.

                                                       100% - One Health Plan ofMassachusetts, Inc.

                                                       100% - One Health Plan, Inc.(Vermont)

                                                       100% - One Orchard Equities, Inc.

                                                  100% - Great-West BenefitServices, Inc.

                                                   13% - Private Healthcare Systems,Inc.

                                                  100% - Anthem Health & LifeInsurance Company

                                                  100% - Benefits Communication Corporation

                                                       100% - BenefitsCorp Equities, Inc.

                                                  100% - Greenwood PropertyCorporation

                                                  94% - Maxim Series Fund, Inc.*

                                                  100% - GWL Properties Inc.

                                                            100% - Great-West RealtyInvestments Inc.

                                                            50% - Westkin Properties Ltd.

                                                  100% - Confed Admin Services, Inc.

                                                  100% - Orchard Series Fund

                                                  100% - Orchard Trust Company


-------------
*  5.9% New England LifeInsurance Company
    0.1% The Great-West LifeAssurance Company

Item 28. Business and Other Connections of the Investment Adviser.

Part A to Item 5, Part II to Registrant's Post-Effective Amendment No. 7 to its Registration Statement is herein incorporated by reference.

Item 29. Principal Underwriter.

        Not applicable.

Item 30. Location of Accounts and Records.

Item 7, Part II, of Registrant's Pre-Effective Amendment No. 1 to its Registration Statement is herein incorporated by reference.

Item 31. Management Services.

        Not applicable.

Item 32.       Undertakings.

        (a)    Not applicable.

        (b) Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.



            SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 56 to the Registration Statement to be signed on its behalf, in the City of Englewood, Colorado, on the 20th of November, 1998.


MAXIM SERIES FUND, INC.

(Registrant)


By: /s/ J.D. Motz

President (J.D. Motz)

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 56 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature
Date


/s/ J.D. Motz
November 20, 1998
Chairman and Director (J.D. Motz)


/s/ R. Jennings*
November 20, 1998
Director (R. Jennings)


/s/ R.P. Koeppe*
November 20, 1998
Director (R.P. Koeppe)


/s/ D.L. Wooden
November 20, 1998
Director (D.L. Wooden)


/s/ S. Zisman*
November 20, 1998
Director (S. Zisman)


/s/ G.R. Derback
November 20, 1998
Treasurer (G.R. Derback)


/s/ G.R. Derback
November 20, 1998
Principal Financial Officer
(G.R. Derback)


/s/ G.R. Derback
November 20, 1998
Principal Accounting Officer
(G.R. Derback)


By:     /s/ B.A. Byrne
November 20, 1998
        B.A. Byrne

               *Attorney-in-fact pursuant to Powers of Attorney filed under Post-Effective Amendment No. 52 to this Registration Statement.